Exhibit 3.22

COMMONWEALTH OF PENNSYLVANIA

DEPARTMENT OF STATE

MAY 1, 2015

TO ALL WHOM THESE PRESENTS SHALL COME, GREETING:

AECOM Special Missions Services, Inc.

I, Pedro A. Cortés, Acting Secretary of the Commonwealth of Pennsylvania do hereby certify that the foregoing and annexed is a true and correct copy of

1                      ARTICLES OF DOMESTICATION-BUSINESS filed on December 18, 1996

2                      CHANGE OF REGISTERED OFFICE - Domestic filed on July 3, 2000

3                      CHANGE OF REGISTERED OFFICE - Domestic filed on April 20, 2007

4                      ARTICLES OF AMENDMENT-BUSINESS filed on May 3, 2010

which appear of record in this department.

IN TESTIMONY WHEREOF, I have hereunto set my hand and caused the Seal of the Secretary’s Office to be affixed, the day and year above written. /s/ Pedro A. Cortés
Acting Secretary of the Commonwealth

Certification Number: 12609726-1

Verify this certificate online at http://www.corporations.state.pa.us/corp/soskb/verify.asp

Microfilm Number	Filed with the Department of State on DEC 18 1996

Entity Number 1554347

/s/ [ILLEGIBLE]
	Secretary of the Commonwealth	[ILLEGIBLE]

ARTICLES OF DOMESTICATION

FOREIGN CORPORATION

DSCB:15-4161/6161 (Rev 90)

Indicate type of corporation (check one):

☒	Foreign Business Corporation (15 Pa.C.S. § 4161)	BOX # 6460-020
☐	Foreign Nonprofit Corporation (15 Pa.C.S. § 6161)

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations), the undersigned qualified foreign corporation, desiring to become a domestic business or domestic nonprofit corporation, hereby states that:

1.	The name of the corporation is:	SSI Services, Inc.

2.

The (a) address of this corporation’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)	98 Vanadium Road, Bridgeville		PA	15017-3684	Allegheny
	Number and Street	City	State	Zip	County

(b)	c/o:
	Name of Commercial Registered Office Provide:			County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.              Upon the domestication the corporation will be subject to the domestic corporation provisions of the Business Corporation Law of 1988 or the Nonprofit Corporation Law of 1988.

4.         (Strike out if inapplicable; otherwise check and, if applicable, complete, one or more of the following):

☐            The purpose or purposes for which the corporation is to be domesticated in the Commonwealth of Pennsylvania are:

☒          The purposes for which the corporation is to be domesticated in the Commonwealth of Pennsylvania include unlimited power to engage in and to do any lawful act concerning any and all lawful business for which business corporations may be incorporated under the Business Corporation Law of 1988.

PA DEPT. OF STATE

DEC 18 1996

5.              (Strike out inapplicable paragraph):

The filing of these Articles of Domestication and, if desired, the renunciation of the original charter or articles of the corporation has been authorized by a majority vote of the votes cast by all shareholders entitled to vote thereon and, if any class of shares is entitled to vote thereon as a class, a majority of the votes cast in each class vote, or by any greater vote required by its charter.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Domestication to be executed this 11th day of December, 1996.

SSI Services, Inc.
(Name of Corporation)

BY:	/s/ [ILLEGIBLE]
(Signature)

TITLE:	Assistant Secretary

200052-729

Microfilm Number	Filed with the Department of State on JUL 03 2000

Entity Number 1554347

/s/[ILLEGIBLE]
Secretary of the Commonwealth

STATEMENT OF CHANGE OF REGISTERED OFFICE

DSCB:15-1507/4144/5507/6144/8506 (Rev 90)

Indicate type of entity (check one):

☒ Domestic Business Corporation (15 Pa.C.S. § 1507)	☐ Foreign Nonprofit Corporation (15 Pa.C.S. § 6144)

☐ Foreign Business Corporation (15 Pa.C.S. § 4144)	☐ Domestic Limited Partnership (15 Pa.C.S. § 8506)

☐ Domestic Nonprofit Corporation (15 Pa.C.S. § 5507)

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1.	The name of the corporation or limited partnership is:	SSI Services, Inc.

2.

The (a) address of this corporation’s or limited partnership’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)	98 Vanadium Road	Bridgeville	PA	15017	Allegheny
	Number and Street	City	State	Zip	County

(b) c/o:
	Name of Commercial Registered Office Provider				County

For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3.              (Complete part (a) or (b)):

(a)   The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

400 Rouser Road	Moon Township	PA	15108	Allegheny
Number and Street	City	State	Zip	County

(b)   The registered office of the corporation or limited partnership shall be provided by:

c/o:
	Name of Commercial Registered Office Provider	County

For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

200052-730

DSCB:15-1507/4144/5507/6144/8506 (Rev 90)-2

4.              (Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer thereof this 29th day of June, 2000.

SSI Services, Inc.
(Name of Corporation/Limited Partnership)

BY:	/s/ [ILLEGIBLE]
(Signature)

TITLE:	[ILLEGIBLE]

Entity #: 1554347
Date Filed: 04/20/2007
Pedro A. Cortés
Secretary of the Commonwealth

667827.1

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Statement of Change of Registered Office (15 Pa.C.S.)

Entity Number	☒ Domestic Business Corporation (§ 1507)
☐ Foreign Business Corporation (§ 4144)
1554347	☐ Domestic Nonprofit Corporation (§ 5507)
☐ Foreign Nonprofit Corporation (§ 6144)
☐ Domestic Limited Partnership (§ 8506)

Name
Carl F. Staiger, Esquire
Address			Document will be returned to the
Esquire Assist — Counter Pickup			name and address you enter to
City	State	Zip Code	the left.

Fee: $70

Filed in the Department of State on

Secretary of the Commonwealth

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations), the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1.              The name of the corporation or limited partnership is:

SSI Services, Inc.

2.              The (a) address of this corporation’s or limited partnership’s current registered office in this Commonwealth, or (b) name of its commercial registered office provider and the county of venue is:

(a) Number and Street	City	State	Zip	County

400 Rouser Road	Coraopolis	PA	15108	Allegheny

(b)	Name of Commercial Registered Office Provider		County

c/o: N/A

Commonwealth of Pennsylvania
DOMESTIC - CHANGE OF REGISTERED OFFICE 2 Page(s)

ILLEGIBLE

667827.1

DSCB:15-1507/4144/5507/6144/8506-2

3.              Complete part (a) or (b):

(a)           The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

Number and Street	City	State	Zip	County

134 Three Degree Road	Pittsburgh	PA	15237	Allegheny

(b) The registered office of the corporation or limited partnership shall be provided by:

Name of Commercial Registered Office Provider			County

c/o: N/A

4.              Strike out if a limited partnership:

Such change was authorized by the Board of Directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this Statement to be signed by a duly authorized officer thereof this 3rd day of March, 2007.

SSI SERVICES, INC.
Name of Corporation/Limited Partnership

By:	/s/ [ILLEGIBLE]
Signature

Asst. Sec, /Treas.
Title

Entity #: 1554347
Date Filed: 05/03/2010
Pedro A. Cortés
Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Articles of Amendment-Domestic Corporation

(15 Pa.C.S.)

☒ Business Corporation (§ 1915)

☐ Nonprofit Corporation (§ 5915)

Name	Document will be returned to the
name and address you enter to
the left.
Address CT - COUNTER

City	Commonwealth of Pennsylvania
7831656-SOPAZ	ARTICLES OF AMENDMENT-BUSINESS 3 Page(s)

Fee: $70

In compliance with the requirements of the applicable provisions (relating to articles of amendment), the undersigned, desiring to amend its articles, hereby states that:

1. The name of the corporation is:

SSI Services, Inc.

2. The (a) address of this corporation’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) Number and Street	City	State	Zip	County

134 Three Degree Road	Pittsburgh	PA	15237	Allegheny

(b) Name of Commercial Registered Office Provider				County

3. The statute by or under which it was incorporated: Business Corporation Law of 1988

4. The date of its in corporation: 03/02/1990

5. Check, and if appropriate complete, one of the following:

☒ The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

☐ The amendment shall be effective on:	at
	Date	Hour

2010 MAY - 3 PM 4:23

DSCB:15-1915/5915-2

6. Check one of the following.

☐ The amendment was adopted by the shareholders or members pursuant to 15 Pa.C.S. § 1914(a) and (b) or § 5914(a).

☒ The amendment was adopted by the board of directors pursuant to 15 Pa. C.S. § 1914(c) or § 5914(b).

7. Check and if appropriate, complete one of the following:

☒ The amendment adopted by the corporation, set forth in full, is as follows

The name of the corporation shall be changed to: AECOM Special Missions Services, Inc.

The Registered Office is changed to: c/o C T Corporation System, Dauphin County

☐ The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

8. Check if the amendment restates the Articles:

☐ The restated Articles of Incorporation supersede the original articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 30th day of April, 2010.

SSI Services, Inc.
Name of corporation

/s/ [ILLEGIBLE]
Signature

Secretary
Title